SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2024
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
NOTE 19:-	SUBSEQUENT EVENTS

a.
On June 17, 2024, the Company entered into a Membership Interest Purchase Agreement with SBS, a leading U.S. based provider of next-generation SATCOM terminal solutions, and the owners of its membership interests, which was amended on December 11, 2024. Pursuant to the purchase agreement, the Company agreed to purchase 100% of the membership interests of SBS.

The acquisition was completed on January 6, 2025, and the initial closing cash payment of $98,000 ($108,000 as adjusted) was funded through a combination of existing cash resources, and approximately $60,000 three-year loan from a $100,000 new secured credit agreement that the Company entered into with HSBC Bank USA, NA and Bank Hapoalim B.M. The total consideration in connection with the acquisition may increase by up to an additional $147,000, payable in cash, subject to the achievement of future performance milestones.

The three-year loan bears interest at a rate of SOFR plus 2.75% to 3.5%. The credit agreement contains a number of covenants that, under certain circumstances, may limit the Company’s ability to, among other things, incur indebtedness, create liens, make investments, merge with other companies, dispose of assets, prepay other indebtedness and make dividends and other distributions. The loan matures on January 6, 2028.

Due to the transaction's timing, the initial accounting for the business combination is incomplete. As a result, the Company cannot yet disclose the amounts recognized for major assets and liabilities, including intangible assets and goodwill valuation. The purchase price allocation will be finalized within one year of the acquisition date.

b.	In February 2025, the Company has committed to investing up to $3,500 in Crosense, an early-stage startup developing drone detection and tracking technology.